UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 21, 2020

NATIONAL OILWELL VARCO, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12317	76-0475815
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7909 Parkwood Circle Dr. Houston, Texas	77036
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code 713-346-7500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NOV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On May 20, 2020, National Oilwell Varco, Inc. (the “Company”) held its Annual Meeting of Stockholders where the following matters were voted upon and approved by the Company’s stockholders:

1.    the election of nine members to the Board of Directors;

2.    the ratification of the appointment of Ernst & Young LLP as the Company’s independent auditors for 2020;

3.    the approval, on an advisory basis, of the compensation of our named executive officers; and

4.    the approval of amendments to the National Oilwell Varco, Inc. 2018 Long-Term Incentive Plan.

The following is a summary of the voting results for each matter presented to the Company’s stockholders:

1. Election of directors:	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Clay C. Williams	316,234,205	16,660,852	647,195	18,429,312
Greg L. Armstrong	320,175,757	13,226,510	139,985	18,429,312
Marcela E. Donadio	327,126,329	6,246,958	168,965	18,429,312
Ben A. Guill	311,364,123	22,010,842	167,287	18,429,312
James T. Hackett	300,039,545	33,351,470	151,237	18,429,312
David D. Harrison	315,219,980	18,184,512	137,760	18,429,312
Eric L. Mattson	293,102,818	40,290,597	148,837	18,429,312
Melody B. Meyer	327,238,916	6,137,907	165,429	18,429,312
William R. Thomas	329,978,517	3,410,586	153,149	18,429,312

The nine directors nominated by the Board of Directors were re-elected to serve one-year terms expiring in 2021. There were no nominees to office other than the directors elected.

	For	Against	Abstain	BROKER NON-Votes
2. Ratification of the appointment of Ernst & Young LLP as the Company’s independent auditors for 2020	337,884,146	12,787,588	1,299,830	0

	For	Against	Abstain	BROKER NON-Votes
3. Approval of the compensation of the Company’s named executive officers	315,785,356	17,453,437	303,459	18,429,312

	For	Against	Abstain	BROKER NON-Votes
4. Approval of amendments to the National Oilwell Varco, Inc. 2018 Long-Term Incentive Plan	305,243,579	26,972,923	1,325,750	18,429,312

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 21, 2020	NATIONAL OILWELL VARCO, INC.

/s/ Brigitte M. Hunt
Brigitte M. Hunt Vice President